EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

General Atlantic, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director

Date:	11/13/2026

General Atlantic RK B.V.

Signature:	/s/ I.M. van der Hoorn

Name/Title:	Ingrid van der Hoorn, Director A

Date:	11/13/2026

Signature:	/s/ J.V. Lepeltak

Name/Title:	J.V. Lepeltak, Director B

Date:	11/13/2026

General Atlantic Coöperatief U.A.

Signature:	/s/ I.M. van der Hoorn

Name/Title:	Ingrid van der Hoorn, Director A

Date:	11/13/2026

Signature:	/s/ J.V. Lepeltak

Name/Title:	J.V. Lepeltak, Director B

Date:	11/13/2026

General Atlantic Partners (Bermuda) IV, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, GP of GAP (Bermuda) L.P., GP of General Atlantic GenPar (Bermuda), L.P., its GP

Date:	11/13/2026

General Atlantic Partners (Bermuda) EU, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, GP of GAP (Bermuda) L.P., GP of General Atlantic GenPar (Bermuda), L.P., its GP

Date:	11/13/2026

General Atlantic Coöperatief, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, the general partner of GAP (Bermuda) L.P., its general partner

Date:	11/13/2026

GAP Coinvestments III, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member

Date:	11/13/2026

GAP Coinvestments IV, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member

Date:	11/13/2026

GAP Coinvestments V, LLC

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its managing member

Date:	11/13/2026

GAP Coinvestments CDA, L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of General Atlantic, L.P., its general partner

Date:	11/13/2026

General Atlantic GenPar (Bermuda), L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, the general partner of GAP (Bermuda) L.P., its general partner

Date:	11/13/2026

GAP (Bermuda) L.P.

Signature:	/s/ Michael Gosk

Name/Title:	Michael Gosk, Managing Director of GAP (Bermuda) GP Limited, its general partner

Date:	11/13/2026